UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2020

Libbey Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-12084	34-1559357
(State of incorporation)	(Commission File Number)	(IRS Employer identification No.)

300 Madison Avenue, Toledo, Ohio	43604
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (419) 325-2100

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
None(1)	None(1)	None(1)

(1) On June 10, 2020, NYSE Regulation, Inc. filed an application on Form 25 with the Securities and Exchange Commission (the “SEC”) to delist the common stock of Libbey Inc. (the “Company”). The delisting was effective June 22, 2020. The deregistration of the common stock under section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) became effective on September 8, 2020.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, on June 1, 2020, Libbey Inc. (the “Company”), Libbey Glass Inc. (“Libbey Glass”), and each direct and indirect domestic subsidiary of Libbey Glass (each a “Libbey Subsidiary” and, together with the Company and Libbey Glass, the “Debtors”) commenced voluntary cases (the “Chapter 11 Cases”) under Chapter 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). The Chapter 11 Cases are being jointly administered under the caption In re: Libbey Glass Inc., et al., Case No. 20-11439 (LSS). On October 20, 2020, the Bankruptcy Court entered an order confirming the First Amended Joint Plan of Reorganization for Libbey Glass Inc. and its Affiliate Debtors under Chapter 11 of the Bankruptcy Code (as it may be amended, supplemented or otherwise modified, the “Plan”). Copies of the Plan and the order confirming the Plan were filed as exhibits 2.1 and 99.1, respectively, to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on October 20, 2020. Filings with the Bankruptcy Court related to the Chapter 11 Cases are available free of charge electronically at https://cases.primeclerk.com/libbey. Information contained on, or that can be accessed through, such website or the Bankruptcy Court is not part of this Current Report on Form 8-K, and we disclaim liability for any such information.

DIP Credit Agreements

In connection with the Chapter 11 Cases, on June 3, 2020: (1) Libbey Glass Inc. and Libbey Europe B.V., as borrowers (the “ABL Borrowers”), entered into the Debtor-In-Possession Credit Agreement (the “DIP ABL Credit Agreement”) with the guarantors party thereto, the lenders party thereto from time to time, and JPMorgan Chase Bank, N.A., as administrative agent; and (2) the Company, Libbey Glass Inc., as borrower, the other Debtors, the other guarantors party thereto, Cortland Capital Market Services LLC, as administrative agent and collateral agent, and the lenders party thereto from time to time entered into the Superpriority Secured Debtor-In-Possession Credit Agreement (the “DIP Term Loan Credit Agreement” and, together with the DIP ABL Credit Agreement, the “DIP Credit Agreements”). Copies of the DIP Term Loan Credit Agreement and DIP ABL Credit Agreement were filed as exhibits 4.1 and 4.2, respectively, to the Company’s Current Report on Form 8-K filed with the SEC on June 9, 2020.

On November 5, 2020, pursuant to the terms of the DIP Term Loan Credit Agreement, the Required Lenders (as defined in the DIP Term Loan Credit Agreement) agreed to extend the date by which a Plan of Reorganization must be consummated to November 12, 2020. On November 6, 2020, pursuant to the terms of the DIP ABL Credit Agreement, the Administrative Agent (as defined in the DIP ABL Credit Agreement) agreed to a corresponding extension under the DIP ABL Credit Agreement. On November 11, 2020 and November 12, 2020, the Required Lenders and the Administrative Agent, respectively, agreed to further extend such dates to November 13, 2020.

Assignment and Assumption Agreement

On November 5, 2020, pursuant to the Plan, the Company and Libbey Glass entered into that certain Assignment and Assumption Agreement (the “Assignment Agreement”). Upon execution of the Assignment Agreement, the Company assigned and transferred to Libbey Glass, and Libbey Glass acquired from the Company and assumed all of the Company’s right, title and interest in, to and under (i) all employee compensation and benefit programs (the “Employee Plans”) not expressly rejected, including all trusts, trust agreements, insurance contracts, administrative service agreements, investment management agreements or any other contract or agreement relating to the funding and administration of such Employee Plans and (ii) any other agreement, contract or guarantee in the name of the Company (collectively, the “Acquired Assets”). Libbey Glass assumed from the Company and agreed to pay, discharge and perform, all of the obligations and liabilities of the Company in connection with the Acquired Assets.

The foregoing description of the Assignment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Assignment Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Contribution and Exchange Agreement

On November 5, 2020, pursuant to the Plan, the Company and Libbey Holdings Inc., a Delaware corporation (“Holdings”), entered into that certain Contribution and Exchange Agreement (the “Contribution Agreement”). Upon execution of the Contribution Agreement, the Company contributed to Holdings 100% of the outstanding common stock of Libbey Glass in exchange for 100 shares of Holdings common stock.

The foregoing description of the Contribution Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Contribution Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated by reference herein.

Cautionary Note on Forward-Looking Statements

This Current Report on Form 8-K, including the exhibits hereto, includes forward-looking statements as defined in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements reflect only the Company’s best assessment at this time and are indicated by words or phrases such as “goal,” “plan,” “expects,” “believes,” “will,” “estimates,” “anticipates,” or similar phrases. These forward-looking statements include all matters that are not historical facts. They include statements regarding, among other things, the Company's intentions, beliefs or current expectations concerning the timing of its emergence from Chapter 11. By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. Investors are cautioned that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and the development of the industry in which we operate, may differ materially from these statements. Investors should not place undue reliance on such statements. Important factors potentially affecting performance include but are not limited to risks and uncertainties related to the ability to consummate the Plan; risks attendant to the bankruptcy process and the length of time that we may be required to operate in bankruptcy; the effectiveness of the overall restructuring activities pursuant to the Chapter 11 Cases and any additional strategies that we may employ to address our liquidity and capital resources; restrictions on us due to the terms of the proposed exit financing arrangements and restrictions imposed by the applicable courts; the effects of the Chapter 11 Cases on the Company and on the interests of various constituents, including holders of the Company’s common stock; other litigation and inherent risks involved in a bankruptcy process; risks related to the trading of the Company's securities on the OTC Pink marketplace; the impact of COVID-19 on the global economy, our associates, our customers and our operations, our high level of indebtedness and the availability and cost of credit; high interest rates that increase the Company’s borrowing costs or volatility in the financial markets that could constrain liquidity and credit availability; the inability to achieve savings and profit improvements at targeted levels in the Company’s operations or within the intended time periods; increased competition from foreign suppliers endeavoring to sell glass tableware, ceramic dinnerware and metalware in our core markets; global economic conditions and the related impact on consumer spending levels; major slowdowns or changes in trends in the retail, travel, restaurant and bar or entertainment industries, and in the retail and foodservice channels of distribution generally, that impact demand for our products; inability to meet the demand for new products; material restructuring charges related to involuntary employee terminations, facility sales or closures, or other various restructuring activities; significant increases in per-unit costs for natural gas, electricity, freight, corrugated packaging, and other purchased materials; our ability to borrow under the Company's DIP financing arrangements; protracted work stoppages related to collective bargaining agreements; increased pension expense associated with lower returns on pension investments and increased pension obligations; increased tax expense resulting from changes to tax laws, regulations and evolving interpretations thereof; devaluations and other major currency fluctuations relative to the U.S. dollar and the euro that could reduce the cost competitiveness of the Company's products compared to foreign competition; the effect of exchange rate changes to the value of the euro, the Mexican peso, the Chinese renminbi and the Canadian dollar and the earnings and cash flows of our international operations, expressed under U.S. GAAP; the effect of high levels of inflation in countries in which we operate or sell our products; the failure of our investments in e-commerce, new technology and other capital expenditures to yield expected returns; failure to prevent unauthorized access, security breaches and cyber-attacks to our information technology systems; compliance with, or the failure to comply with, legal requirements relating to health, safety and environmental protection; our failure to protect our intellectual property; and the inability to effectively integrate future business we acquire or joint ventures into which we enter. These and other risk factors that could cause results to differ materially from the forward-looking statements can be found in the Company’s Annual Report on Form 10-K, the Company's Quarterly Reports on Form 10-Q, the Company’s other filings with the SEC and in the Disclosure Statement filed with the Bankruptcy Court in connection with the Chapter 11 Cases. Refer to the Company’s most recent SEC filings for any updates concerning these and other risks and uncertainties that may affect the Company’s operations and performance. Any forward-looking statements speak only as of the date of this Current Report on Form 8-K, and the Company assumes no obligation to update or revise any forward-looking statement to reflect events or circumstances arising after the date of this report.

Item 9.01 Financial Statements and Exhibits.

d)  Exhibits:

Exhibit No.            Description

10.1                        Assignment and Assumption Agreement, dated November 5, 2020, by and between Libbey Inc. and Libbey Glass Inc.

10.2                        Contribution and Exchange Agreement, dated November 5, 2020, by and between Libbey Inc. and Libbey Holdings Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Libbey Inc. Registrant

Date: November 12, 2020	By:	/s/ Jennifer M. Jaffee
Jennifer M. Jaffee
Senior Vice President, General Counsel and Secretary